                                                                     Exhibit 5.1
                       CONSENT OF INDEPENDENT ACCOUNTANTS
The Sponsors and Trustee of
Corporate Income Fund--Insured Series--102, Defined Asset Funds

We consent to the use in this Post-Effective Amendment No. 1 to Registration Statement No. 333-34293 of our opinion dated June 25, 1999 appearing in the Prospectus, which is part of such Registration Statement, and to the reference to us under the heading 'Auditors' in such Prospectus.

DELOITTE & TOUCHE LLP
New York, N.Y.
July 21, 1999